UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2022

EyePoint Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

EyePoint Pharmaceuticals, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on June 23, 2022 via live teleconference (the “Annual Meeting”). On April 25, 2022, the record date for the Annual Meeting, there were 34,047,128 shares of common stock of the Company (the “Common Stock”) issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 32,176,539 or 94.51%, were present in person or voted by proxy, which constituted a quorum. The holders of shares of its Common Stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1 Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2023 Annual Meeting or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	29,860,879
	Withheld	238,881
	Broker Non-Votes	2,076,779
Nancy Lurker	For	30,031,020
	Withheld	68,740
	Broker Non-Votes	2,076,779
John B. Landis, Ph.D.	For	30,021,754
	Withheld	78,006
	Broker Non-Votes	2,076,779
David Guyer, M.D.	For	29,855,019
	Withheld	244,741
	Broker Non-Votes	2,076,779
Wendy F. DiCicco	For	29,859,667
	Withheld	240,093
	Broker Non-Votes	2,076,779
Ye Liu	For	30,028,616
	Withheld	71,144
	Broker Non-Votes	2,076,779
Anthony P. Adamis	For	30,025,626
	Withheld	74,134
	Broker Non-Votes	2,076,779

Proposal No. 2 Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	29,915,943
Against	132,092
Abstain	51,725
Non Votes	2,076,779

Proposal No. 3 Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The voting on this proposal is set forth below:

Vote type	Vote Results
For	32,132,420
Against	11,262
Abstain	32,857
Non Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: June 24, 2022	By:	/s/ George O. Elston
	Name:	George O. Elston
	Title	Chief Financial Officer